Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of August 27, 2008, by and among Cornerworld Corporation, a Nevada corporation (the “Company”), Internet University, Inc., a Texas corporation (“IUI”), Marc Blumberg (“Blumberg”) and Marc Pickren (“Pickren”; together with IUI and Blumberg, the “Stockholders”).

W I T N E S S E T H:

WHEREAS, contemporaneously herewith the Company is entering into a Share Exchange Agreement and Plan of Merger (the “Plan of Merger”) with the Stockholders, Enversa Companies LLC, a Texas limited liability company and a wholly-owned subsidiary of the Company (“Enversa”), and Leadstream, LLC, a Texas limited liability company (“Leadstream”);

WHEREAS, pursuant to the Plan of Merger Enversa will merge with Leadstream with Enversa as the surviving company (the “Merger”);

WHEREAS, the Stockholders are the members of Leadstream immediately prior to the effectiveness of the Merger;

WHEREAS, part of the consideration to be received by the Stockholders in connection with the Merger consists of 3,600,000 common shares of the Company (the “Company Shares”); and

WHEREAS, the Company desires to grant certain registration rights in respect of the Company Shares.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

REGISTRATION RIGHTS

1.1	Registration Rights.

(a)       Registrable Securities. As used in this Agreement “Registrable Securities” as of any particular time shall mean, to the extent the same have not been sold to the public, (i) the Company Shares; (ii) stock issued in respect of Company Shares in any reorganization; or (iii) stock issued in respect of the Company Shares as a result of a stock split, stock dividend, recapitalization or combination; provided, however, such shares shall cease to be Registrable Securities at such time as they are sold by a person in a transaction in which his rights under this Agreement are not properly assigned; provided further that such shares shall cease to be Registrable Securities when such shares become eligible for sale pursuant to Rule 144.

(b)       Incidental Registration. If the Company at any time proposes to register any of its common stock under the Securities Act for sale to the public for its own account

(except with respect to registration statements on Form S-8 or S-4 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice to each of the Stockholders of its intention to do so. In addition, if on or after the date of this Agreement the Company has an effective registration statement with respect to its common stock, it will give notice of such effective registration statement to each of the Stockholders that such registration statement is effective. Upon the written request of any of the Stockholders, given within ten (10) days after receipt of any such notice, to register any of the Stockholder’s Registrable Securities (which request must state the intended method of disposition thereof), the Company will use its commercially reasonable efforts (as set forth in Section 1.1(c)) to cause the Registrable Securities as to which registration has been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Stockholders (in accordance with its written request) of such Registrable Securities so registered; provided, however, that the Company is not required to include Registrable Securities in the securities to be registered pursuant to a registration statement on Form SB-1 (or any other form which limits the amount of securities which may be registered by the issuer and/or selling security holders) if, and to the extent, that such inclusion would make the use of such form unavailable, so long as no other shares are to be included in the securities to be registered pursuant to the registration statement for the account of any person other than the Company. If any registration pursuant to this Section 1.1 is, in whole or in part, an underwritten public offering of common stock, any request by a Stockholder pursuant to this Section 1.1 to register Registrable Securities must specify that such Registrable Securities are to be included in the underwriting on the same terms and conditions as the shares of common stock otherwise being sold through underwriters under such registration. Notwithstanding anything to the contrary contained in this Section 1.1, if there is a firm commitment underwritten offering of securities of the Company pursuant to a registration statement covering Registrable Securities and a Stockholder does not elect to sell its Registrable Securities to the underwriters of securities in connection with such offering, the Stockholder will refrain from selling such Registrable Securities during the period of distribution of the Company’s securities by such underwriters and the period in which the underwriting syndicate participates in the after market; provided, however, that the Stockholder, in any event, shall be entitled to sell its Registrable Securities commencing on the 180th day after the effective date of such registration statement.

(c)      Registration Procedures and Expenses. If and whenever the Company is required by the provisions of Section 1.1(b) hereof to use its commercially reasonable efforts to effect the registration of any of Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(i)       prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

(ii)      prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period of the distribution contemplated thereby (determined as hereinafter provided) and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the Stockholders’ intended method of disposition set forth in such registration statement for such period;

(iii)     furnish to each Stockholder and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

(iv)     use its commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Stockholders or, in the case of an underwritten public offering, the managing underwriter, may reasonably request;

(v)      immediately notify each Stockholder and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(vi)     use its commercially reasonable efforts (if the offering is underwritten) to furnish, at the request of a Stockholder, on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (A) an opinion, dated as of such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such registration statement has become effective under the Securities Act and that (i) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (ii) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and that such counsel does not believe that any such registration statement, prospectus, amendment or supplement contains a misstatement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading (except that such counsel need express no opinion as to financial statements or financial or statistical data contained therein) and (iii) to such other effects as may reasonably be requested by counsel for the underwriters, and (B) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the Company’s financial statements included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter will additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters may reasonably request; and

(vii)    make available for inspection by the Stockholders, any underwriter participating in any distribution pursuant to such registration statement, and any attorney,

accountant or other agent retained by a Stockholder or such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by a Stockholder or such underwriter, attorney, accountant or agent in connection with such registration statement.

For purposes of paragraphs (i) and (ii) above, the period of distribution of Registrable Securities in a firm commitment underwritten public offering is deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration is deemed to extend until the sale of all Registrable Securities covered thereby.

In connection with each registration hereunder, each Stockholder will furnish to the Company in writing such information with respect to itself and the proposed distribution by it as may be reasonably necessary in order to assure compliance with federal and applicable state securities laws. Reasonable compliance with the obligation to furnish such information is a condition to the rights afforded to Stockholders hereunder.

If any registration statement is an underwritten public offering, the right of each Stockholder to registration pursuant to this Agreement shall be conditioned upon such Stockholder participating in such reasonable underwriting arrangements as the Company shall make regarding the offering, and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein. The Stockholders and all other shareholders proposing to distribute their securities through such underwriting shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the managing underwriter concludes in its reasonable judgment that the number of shares to be registered for selling shareholders (including the Stockholders) would materially adversely effect such offering, the number of Registrable Securities to be registered, together with the number of shares of common stock or other securities held by other shareholders proposed to be registered in such offering, shall be reduced on a pro rata basis based on the number of Registrable Securities proposed to be sold by a Stockholder as compared to the number of shares proposed to be sold by all shareholders electing to participate therein (including any other Stockholder), prior to reducing in any way the amount of the Company’s securities being sold for its own account. If a Stockholder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than 10 days before the effective date. The Registrable Securities excluded by the managing underwriter or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

The Company shall have the right to terminate or withdraw any registration initiated by it under Section 1.1(b) of this Agreement prior to the effectiveness of such registration whether or not a Stockholder has elected to include securities in such registration.

(d)      Expenses. All expenses incurred by the Company in complying with Section 1.1(b) hereof, including, without limitation, all registration and filing fees for shares being registered for sale by the Company, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and disbursements of counsel for the Company in connection with registration under state securities laws, fees of the applicable stock market, transfer taxes, fees of transfer agents and registrars, and costs of insurance (if any), shall be borne by the Company. Notwithstanding anything contained in this Agreement to the contrary, the Company shall not be required to pay any underwriting fees, discounts or selling commissions applicable to the sale of Registrable Securities.

(e)      Changes in common stock. If, and as often as, there are any changes in the Registrable Securities by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment will be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby will continue with respect to the Registrable Securities as so changed.

ARTICLE 2

INDEMNIFICATION

2.1       Indemnification by Company. To the extent permitted by law, the Company will indemnify each Stockholder, each of their officers and directors and partners, and each person controlling any Stockholder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to the extent such expenses, claims, losses, damages or liabilities arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other similar document, or any amendment or supplement thereto, incidental to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each Stockholder, each of their officers and directors and partners, and each person controlling any Stockholder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability, expense or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, expense or action arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by a holder of Registrable Securities, such controlling person or such underwriter specifically for use therein; provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, expense or action arises out of or is based on a Stockholder’s failure to provide a prospective transferee with a current copy of the registration statement or prospectus and such registration statement or prospectus would have cured the defect giving rise to such claim, loss, damage, liability, expense or action. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to the applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of any underwriter if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim, damage, expense or action at or prior to the time such furnishing is required by the Securities Act.

2.2       Indemnification by Stockholders. To the extent permitted by law, each Stockholder will, if securities held by such Stockholder are included in the securities as to which such registration, qualification or compliance is being effected pursuant to terms hereof, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other person selling the Company’s securities covered by such registration statement, each of such person’s officers and directors and each person controlling such persons within the meaning of Section 15 of the Securities Act, against all claims, losses, damages, expenses and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or such Stockholder’s failure to provide a prospective transferee with a current copy of the registration statement or prospectus which registration statement or prospectus would have cured to the defect giving rise to such claim, loss, damage, liability or expense, or any violation by a holder of Registrable Securities of any rule or regulation promulgated under the Securities Act applicable to such Stockholder and relating to action or inaction required of such Stockholder in connection with any such registration, qualification or compliance, and will reimburse the Company, such other persons, such directors, officers, persons, underwriters or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Stockholder specifically for use therein; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the Stockholder’s consent (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, each Stockholder’s liability under this subsection (b) shall be limited to an amount equal to the net proceeds from the sale of the shares sold by the Stockholder, unless such liability arises out of or is based on willful conduct by the Stockholder. In addition, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed pursuant to applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of the Company or any underwriter if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing by the Company or such underwriter is required by the Securities Act.

2.3       Indemnification Procedures. Notwithstanding the foregoing Sections 2.1 and 2.2, each party entitled to indemnification under this Section (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or as to which the Indemnifying Party is asserting separate or different defenses, which defenses are inconsistent with the defenses of the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party.

2.4       Contribution. If the indemnification provided for in this Article 2 is unavailable to or insufficient to hold harmless the Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and all shareholders offering securities in the offering (the “Selling Security Holders”) on the other from the offering of the Company’s securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Selling Security Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Selling Security Holders on the other shall be the net proceeds from the offering (before deducting expenses) received by the Company on the one hand and the Selling Security Holders on the other. The relative fault of the Company on the one hand and the Selling Security Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Security Holders and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Security Holders agree that it would not be just and equitable if contribution pursuant to this Section were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions hereof. Notwithstanding the provisions of this Article, no Selling Security Holder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the proceeds received by such Selling Shareholder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE 3

MISCELLANEOUS

3.1       Notices. Any offer or notice made or given pursuant to this Agreement shall be deemed sufficiently made or given upon delivery in person addressed to the recipient thereof or upon the expiration of seven days after the date of posting, if mailed by registered or certified first class mail, postage prepaid, return receipt requested, to the parties at the following addresses:

To the Company:	Cornerworld Corporation
Attn: Scott Beck
12222 Merit Drive
Suite 120
Dallas, Texas 75251
Phone: (469) 828-4277

With a copy which shall
Not constitute notice to:	Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Attn: Richard A. Friedman, Esq.
Phone: (212) 930-9700
Fax: (212) 930-9725

To Stockholders:	c/o Internet University, Inc.
12404 Park Central Drive
Suite 400
Dallas, Texas 75251

With a copy which shall
Not constitute notice to:	Baker & McKenzie LLP
2300 Trammell Crow Center
2001 Ross Avenue
Dallas, Texas 75201
Attn: Ted S. Schweinfurth, Esq.

Any party hereto may change its address for purposes of this Agreement by giving notice to the other parties at the address and in the manner provided above.

3.2       Governing Law. This Agreement has been executed and delivered in the State of Texas, and the validity and effect of this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

3.3       Partial Invalidity. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any term of this Agreement shall be held to be illegal, invalid or unenforceable, it is the intention of the parties that the remaining terms hereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision that will implement the commercial purpose of the illegal, invalid or unenforceable provision.

3.4       Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No express waiver or assent by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or an assent to any succeeding breach of or default in the same or any other term or condition hereof.

3.5.      Amendment. This Agreement may, except as otherwise expressly provided herein, be modified or amended by an instrument in writing signed by or on behalf of the Company and the holders of a majority of the Registrable Securities as of that date.

3.6       Further Documents and Actions. The parties shall take such further actions and execute and deliver such further documents as may be necessary or convenient from time to time to more effectively carry out the intent and purposes of this Agreement and to establish and protect the rights and remedies created or intended to be created hereunder.

3.7       Headings. The headings as to the contents of particular sections of this Agreement are inserted only for convenience and shall not be construed as a part of this Agreement nor as a limitation on the scope of any of the terms or provisions of this Agreement.

3.8       Gender. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

3.9       Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

3.10     Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and any such agreements are hereby terminated. This Agreement contains the sole and entire agreement between the parties with respect to the matters covered hereby.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed or caused this Registration Rights Agreement to be executed under seal as of the day and year first above written.

CORNERWORLD CORPORATION

By:	____________________________
Name:	____________________________
Title:	____________________________

INTERNET UNIVERSITY, INC.

By:	____________________________
Name:	____________________________
Title:	____________________________

MARC BLUMBERG

_________________________________

MARC PICKREN

_________________________________